Exhibit 10.1

EXCHANGE AGREEMENT

This Exchange Agreement (“Agreement”) is made as of May 28, 2025 by and between Naya Therapeutics, Inc., a Delaware corporation (the “Company”) and INVO Fertility, Inc., a Nevada corporation (the “Parent”).

R E C I T A L S

A. The Parent is the holder of 4,029,729 shares of Class A Common Stock of the Company.

B. The Company and the Parent desire to exchange 801,196 of the Class A Common Stock held by the Parent (the “Class A Common Shares”) for 6,300 shares of Series A Preferred Stock (the “Preferred Shares”) from the Company, on the terms and subject to the conditions set forth herein.

A G R E E M E N T

It is agreed as follows:

1. EXCHANGE OF SECURITIES.

1.1 Exchange of Securities. In reliance upon the representations and warranties of the Company and the Parent contained herein, and subject to the terms and conditions set forth herein, the Parent agrees to sell, assign, transfer, and deliver to the Company, and the Company agrees to acquire from the Parent, the Class A Common Shares in exchange for the issuance of the Preferred Shares by the Company to the Parent.

1.2 Deliveries by Company. Concurrently with the execution of this Agreement, or as soon thereafter as practicable, the Company will deliver the Preferred Shares to the Parent.

1.3 Deliveries by Parent. The Parent shall deliver to the Company the Class A Common Shares, duly endorsed or accompanied by a stock assignment separate from certificate, in either case with medallion signature guarantee, for purposes of assigning and transferring all of the Parent’s right, title, and interest in and to the Class A Common Shares to the Company. From time to time after the effective date of this Agreement, and without further consideration, Parent will execute and deliver such other instruments of transfer and take such other actions as the Company may reasonably request in order to facilitate the transfer to the Company of the securities intended to be transferred hereunder.

2. COVENANTS.

2.1 Holding Period. The Company agrees and stipulates that, for purposes of Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), the Preferred Shares are deemed to have been acquired by Parent on October 11, 2024, pursuant to Rule 144(d)(3)(i) and Rule 144(d)(3)(ii) of the Securities Act.

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3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof, except as expressly qualified or modified herein.

3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted.

3.2 Validity of Transactions. This Agreement, and each document executed and delivered by the Company in connection with the transactions contemplated by this Agreement, including this Agreement, have been duly authorized, executed and delivered by the Company and is each the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor’s rights generally and by general principles of equity.

3.3 Purpose of Investment. The Company’s purpose in issuing the note was to provide additional working capital for the general use of the Company’s business, including payment of accrued and ongoing expenses of the Company.

3.4 No Violation. The execution, delivery, and performance of this Agreement has been duly authorized by the Company’s Board of Directors and will not violate any law or any order of any court or government agency applicable to the Company, as the case may be, or the Articles of Incorporation or Bylaws of the Company, and will not result in any breach of or default under, or, except as expressly provided herein, result in the creation of any encumbrance upon any of the assets of the Company pursuant to the terms of any agreement or instrument by which the Company or any of its assets may be bound. No approval of or filing with any governmental authority is required for the Company to enter into, execute or perform this Agreement.

3.5 Securities Law Compliance. The offer, issue, sale, and delivery of the Preferred Shares constitute an exempted transaction under the Securities Act pursuant to Section 3(a)(9) of the Securities Act, and registration of the Preferred Shares under the Securities Act is not required. The Company shall make such filings as may be necessary to comply with the Federal securities laws, which filings will be made in a timely manner.

3.6 Valid Issuance of Conversion Shares. The Preferred Shares, and the shares of the Company’s Common Stock that may be issued upon conversion of the Preferred Shares (the “Conversion Shares”), when issued and delivered in accordance with the terms thereof for the consideration expressed therein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement, the Preferred Shares, and under applicable federal and state securities laws, will be free of all other liens and adverse claims.

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4. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

The Parent hereby represents, warrants, and covenants with the Company as follows:

4.1 Legal Power. The Parent has the requisite power and is authorized to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

4.2 Due Execution. This Agreement has been duly authorized, executed and delivered by the Parent, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of the Parent.

4.3 Restricted Securities.

4.3.1 The Parent has been advised that neither the Preferred Shares nor the Conversion Shares have been registered under the Securities Act or any other applicable securities laws. The Parent acknowledges that the Preferred Shares and the Conversion Shares may be issued as “restricted securities” as defined by Rule 144 promulgated pursuant to the Securities Act. Neither the Preferred Shares nor the Conversion Shares may be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of the Company’s counsel, an applicable exemption from registration is available.

4.3.2 The Parent represents that it is acquiring the Preferred Shares and the Conversion Shares for Parent’s own account, and not as nominee or agent, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

4.3.3 The Parent understands and acknowledges that the Preferred Shares and the Conversion Shares, when issued, may bear the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

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4.3.4 Parent acknowledges that the Preferred Shares and the Conversion Shares are not liquid and are transferable only under limited conditions. Parent acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Parent is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of restricted securities subject to the satisfaction of certain conditions and that, in the future, such Rule may not be available for resale of either the Preferred Shares or any Conversion Shares.

4.3.5 Parent is an “accredited investor” as defined under Rule 501 under the Securities Act.

4.4 Access to Information. The Parent represents that the Parent has been given full and complete access to the Company for the purpose of obtaining such information as the Parent or its qualified representative has reasonably requested in connection with the decision to exchange for the Preferred Shares.

4.5 Parent Sophistication and Ability to Bear Risk of Loss. Parent acknowledges that it is able to protect its interests in connection with the acquisition of the Preferred Shares and the Conversion Shares and can bear the economic risk of investment in such securities without producing a material adverse change in such Parent’s financial condition. Parent, either alone or with such Parent’s representative(s), otherwise has such knowledge and experience in financial or business matters that the Parent is capable of evaluating the merits and risks of the investment in the Preferred Shares and the Conversion Shares.

5. MISCELLANEOUS.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Nevada.

5.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

5.3 Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

5.4 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

5.5 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Parent. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

5.6 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

COMPANY

NAYA THERAPEUTICS, INC.

By:
Daniel Teper
CEO

PARENT

INVO FERTILITY, INC.

By:
Steve Shum
CEO

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